Exhibit 99.2

Supplemental Financial Information

Third Quarter 2025

Table of Contents	PRIMERICA, INC. Financial Supplement

Page
Preface, definition of non-GAAP financial measures	3
Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4
Financial results and other statistical data	5
Statements of income	6
Reconciliation of statement of income GAAP to non-GAAP financial measures	7-8
Segment operating results
Term Life Insurance segment - financial results, financial analysis, and key statistics	9-10
Investment and Savings Products segment - financial results, financial analysis, and key statistics	11-12
Corporate & Other Distributed Products segment - financial results	13
Investment portfolio	14-16
Five-year historical key statistics	17

This document may contain forward-looking statements and information. Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2024.

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Preface	PRIMERICA, INC. Financial Supplement

Third Quarter 2025

This document is a financial supplement to our third quarter 2025 earnings release. It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions. Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements for continuing operations and adjusted for three different purposes, as follows:

•Operating adjustments exclude the impact of investment gains/losses, including credit impairments and mark-to-market (MTM) investment adjustments. We exclude investment gains/losses, including credit impairments, and MTM investment adjustments in measuring adjusted operating revenues to eliminate period-over-period fluctuations that may obscure comparisons of operating results due to items such as the timing of recognizing gains and losses and other factors prior to an invested asset's maturity or sale that are not directly associated with the Company's insurance operations. Operating adjustments also exclude the gain recognized for insurance proceeds from a Representation and Warranty insurance policy purchased in connection with the 2021 acquisition of e-TeleQuote Insurance, Inc. and subsidiaries (e-TeleQuote). We exclude this as it represents a non-recurring item that causes incomparability in the Company’s results. Operating adjustments also exclude corporate restructuring and related charges associated with the decision to exit the senior health business. We exclude these charges as they are not useful in evaluating the Company’s ongoing operations. Adjusted net operating income and diluted adjusted operating earnings per share also exclude the tax effect of pre-tax operating adjustments and the valuation allowance recognized for e-TeleQuote's state net operating losses (NOLs). We exclude these items from our non-GAAP financial measures as they represent the tax effect of pre-tax operating adjustments and/or non-recurring items that will cause incomparability between period-over-period results.

•Adjusted stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets. We exclude unrealized investment gains and losses in measuring adjusted stockholders' equity as unrealized gains and losses from the Company's invested assets are largely caused by market movements in interest rates and credit spreads that do not necessarily correlate with the cash flows we will ultimately realize when an invested asset matures or is sold. Adjusted stockholders' equity also excludes the difference in future policy benefits calculated using the current discount rate and future policy benefits calculated using the locked-in discount rate at contract issuance recognized in accumulated other comprehensive income. We exclude the impact from the difference in the discount rate in measuring adjusted stockholders' equity as it is caused by market movements in interest rates that are not permanent and may not align with the cash flow we will ultimately incur when policy benefits are settled.

•IPO coinsurance transactions adjustments relate to transactions in the first quarter of 2010, where we coinsured between 80% and 90% of our business that was in-force at year-end 2009 to entities then affiliated with Citigroup Inc. that were executed concurrent with our initial public offering (IPO). We exclude amounts ceded under the IPO coinsurance transactions in measuring adjusted direct premiums and other ceded premiums to present meaningful comparisons of the actual premiums economically maintained by the Company. Amounts ceded under the IPO coinsurance transactions will continue to decline over time as policies terminate within this block of business.

Management utilizes these non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business. Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item. Certain items throughout this supplement are noted as ‘na’ to indicate not applicable. Certain variances are noted as ‘nm’ to indicate not meaningful. Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications, primarily related to the presentation of the senior health business’ results of operations as discontinued operations on the Company’s statements of income. However, balance sheet amounts have not been restated for prior periods to separately present the assets and liabilities related to discontinued operations, which primarily included goodwill, other assets and income taxes. These reclassifications had no impact on net income or total stockholders’ equity.

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Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Mar 31, 2024	Jun 30, 2024	Sep 30, 2024	Dec 31, 2024	Mar 31, 2025	Jun 30, 2025	Sep 30, 2025	Dec 31, 2025
Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$3,456,543	$3,502,298	$3,629,584	$3,714,983	$3,784,534	$3,798,697	$3,885,589
Securities held to maturity	1,376,400	1,353,370	1,330,430	1,303,880	1,285,340	1,258,800	1,241,540
Total investments and cash	4,832,943	4,855,668	4,960,014	5,018,863	5,069,874	5,057,497	5,127,129
Reinsurance recoverables	2,920,417	2,833,055	2,873,528	2,744,165	2,722,544	2,698,144	2,596,597
Deferred policy acquisition costs	3,503,940	3,566,126	3,636,964	3,680,430	3,742,693	3,817,119	3,863,442
Goodwill	127,707	—	—	—	—	—	—
Other assets	1,189,436	1,056,890	943,524	929,277	935,802	938,583	946,717
Separate account assets	2,334,911	2,253,966	2,401,137	2,209,287	2,118,098	2,318,492	2,313,874
Total assets	$14,909,354	$14,565,704	$14,815,167	$14,582,022	$14,589,010	$14,829,834	$14,847,759

Liabilities:
Future policy benefits	$6,548,050	$6,436,332	$6,919,418	$6,503,064	$6,637,937	$6,719,044	$6,816,778
Other policy liabilities	954,350	908,419	911,485	906,280	907,038	906,558	862,242
Other liabilities	839,550	807,108	626,663	720,248	692,224	641,378	618,061
Debt obligations	593,909	594,110	594,311	594,512	594,713	594,913	595,114
Surplus note	1,376,028	1,353,014	1,330,090	1,303,556	1,285,032	1,258,508	1,241,263
Payable under securities lending	76,648	90,995	85,236	86,034	97,560	83,425	104,535
Separate account liabilities	2,334,911	2,253,966	2,401,137	2,209,287	2,118,098	2,318,492	2,313,874
Total liabilities	12,723,446	12,443,945	12,868,340	12,322,981	12,332,601	12,522,318	12,551,868

Stockholders’ equity:
Common stock ($0.01 par value) (1)	346	340	335	334	330	325	321
Paid-in capital	—	—	—	—	—	—	—
Retained earnings	2,285,944	2,122,839	2,132,015	2,231,483	2,253,435	2,270,996	2,319,750
Treasury stock	—	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized gains (losses)	(181,537)	(187,346)	(103,510)	(162,842)	(133,764)	(124,629)	(91,680)
Effect of change in discount rate assumptions on the liability for future policy benefits	92,853	201,441	(71,241)	224,833	171,599	174,626	89,692
Cumulative translation adjustment	(11,698)	(15,514)	(10,771)	(34,767)	(35,191)	(13,803)	(22,191)
Total stockholders’ equity	2,185,908	2,121,759	1,946,827	2,259,041	2,256,409	2,307,516	2,295,892
Total liabilities and stockholders' equity	$14,909,354	$14,565,704	$14,815,167	$14,582,022	$14,589,010	$14,829,834	$14,847,759

Reconciliation of Total Stockholders' Equity to Adjusted Stockholders' Equity
Total stockholders' equity	$2,185,908	$2,121,759	$1,946,827	$2,259,041	$2,256,409	$2,307,516	$2,295,892
Less: Net unrealized gains (losses)	(181,537)	(187,346)	(103,510)	(162,842)	(133,764)	(124,629)	(91,680)
Less: Effect of change in discount rate assumptions on the liability for future policy benefits	92,853	201,441	(71,241)	224,833	171,599	174,626	89,692
Adjusted stockholders’ equity	$2,274,592	$2,107,665	$2,121,579	$2,197,050	$2,218,574	$2,257,519	$2,297,880

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period	$2,275,062	$2,274,592	$2,107,665	$2,121,579	$2,197,050	$2,218,574	$2,257,519
Net Income	137,904	1,171	164,373	167,071	169,051	178,344	206,793
Shareholder dividends	(26,256)	(25,835)	(30,515)	(30,207)	(34,736)	(34,209)	(33,819)
Retirement of shares and warrants	(116,563)	(142,744)	(129,672)	(45,703)	(126,637)	(129,124)	(129,000)
Net foreign currency translation adjustment	(9,463)	(3,817)	4,744	(23,996)	(424)	21,388	(8,388)
Other, net	13,909	4,297	4,986	8,307	14,270	2,546	4,775
Balance, end of period	$2,274,592	$2,107,665	$2,121,579	$2,197,050	$2,218,574	$2,257,519	$2,297,880

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$3,447,234	$3,503,940	$3,566,126	$3,636,964	$3,680,430	$3,742,693	$3,817,119
General expenses deferred	11,156	11,235	11,424	10,805	10,883	11,605	11,235
Commission costs deferred	125,811	127,800	130,964	128,734	130,162	126,272	122,850
Amortization of deferred policy acquisition costs	(72,049)	(73,643)	(75,539)	(76,905)	(78,550)	(80,043)	(81,498)
Foreign currency impact and other, net	(8,211)	(3,207)	3,988	(19,167)	(232)	16,592	(6,263)
Balance, end of period	$3,503,940	$3,566,126	$3,636,964	$3,680,430	$3,742,693	$3,817,119	$3,863,442

(1)
Outstanding common shares exclude restricted stock units.

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Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

																YOY Q3							YOY YTD
(Dollars in thousands, except per-share data)	Q1 2024		Q2 2024		Q3 2024		Q4 2024		Q1 2025		Q2 2025		Q3 2025		Q4 2025	$ Change		% Change	YTD 2024		YTD 2025		$ Change		% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	34,882,824		34,383,344		33,834,080		33,481,533		33,292,459		32,870,061		32,404,112			(1,429,968)		-4.2%	34,364,805		32,852,290		(1,512,515)		-4.4%

Net income from continuing operations	$148,414		$209,301		$194,737		$167,678		$169,051		$178,344		$206,793			$12,056		6.2%	$552,452		$554,187		$1,736		0.3%
Less income attributable to unvested participating securities	(608)		(96)		(704)		(537)		(585)		(572)		(678)			26		3.6%	(1,871)		(1,837)		34		1.8%
Net income used in computing basic EPS	$147,806		$209,205		$194,033		$167,141		$168,466		$177,772		$206,114			$12,082		6.2%	$550,580		$552,350		$1,770		0.3%
Basic earnings per share	$4.24		$6.08		$5.73		$4.99		$5.06		$5.41		$6.36			$0.63		11.0%	$16.02		$16.81		$0.79		4.9%

Adjusted net operating income	$147,515		$170,964		$193,187		$169,231		$168,068		$180,385		$206,052			$12,865		6.7%	$511,665		$554,505		$42,840		8.4%
Less operating income attributable to unvested participating securities	(612)		(634)		(719)		(542)		(581)		(579)		(676)			43		6.0%	(1,976)		(1,838)		138		7.0%
Adjusted net operating income used in computing basic operating EPS	$146,902		$170,330		$192,467		$168,689		$167,487		$179,806		$205,376			$12,909		6.7%	$509,689		$552,666		$42,978		8.4%
Basic adjusted operating income per share	$4.21		$4.95		$5.69		$5.04		$5.03		$5.47		$6.34			$0.65		11.4%	$14.83		$16.82		$1.99		13.4%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	34,882,824		34,383,344		33,834,080		33,481,533		33,292,459		32,870,061		32,404,112			(1,429,968)		-4.2%	34,364,805		32,852,290		(1,512,515)		-4.4%
Dilutive impact of contingently issuable shares	53,938		56,591		56,960		59,672		49,670		41,352		47,284			(9,676)		-17.0%	55,830		46,102		(9,728)		-17.4%
Shares used to calculate diluted EPS	34,936,762		34,439,935		33,891,040		33,541,205		33,342,129		32,911,413		32,451,396			(1,439,644)		-4.2%	34,420,635		32,898,392		(1,522,243)		-4.4%

Net income from continuing operations	$148,414		$209,301		$194,737		$167,678		$169,051		$178,344		$206,793			$12,056		6.2%	$552,452		$554,187		$1,736		0.3%
Less income attributable to unvested participating securities	(607)		(96)		(703)		(536)		(584)		(571)		(678)			25		3.6%	(1,869)		(1,835)		34		1.8%
Net income used in computing diluted EPS	$147,807		$209,205		$194,034		$167,141		$168,467		$177,772		$206,115			$12,081		6.2%	$550,583		$552,352		$1,769		0.3%
Diluted earnings per share	$4.23		$6.07		$5.72		$4.98		$5.05		$5.40		$6.35			$0.63		11.0%	$16.00		$16.79		$0.79		4.9%

Adjusted net operating income	$147,515		$170,964		$193,187		$169,231		$168,068		$180,385		$206,052			$12,865		6.7%	$511,665		$554,505		$42,840		8.4%
Less operating income attributable to unvested participating securities	(612)		(633)		(718)		(542)		(580)		(578)		(675)			43		6.0%	(1,974)		(1,836)		137		7.0%
Adjusted net operating income used in computing diluted operating EPS	$146,903		$170,330		$192,468		$168,690		$167,487		$179,807		$205,377			$12,908		6.7%	$509,691		$552,668		$42,977		8.4%
Diluted adjusted operating income per share	$4.20		$4.95		$5.68		$5.03		$5.02		$5.46		$6.33			$0.65		11.4%	$14.81		$16.80		$1.99		13.4%

Annualized Return on Equity
Average stockholders' equity	$2,125,938		$2,153,834		$2,034,293		$2,102,934		$2,257,725		$2,281,963		$2,301,704			$267,411		13.1%	$2,104,688		$2,280,464		$175,776		8.4%
Average adjusted stockholders' equity	$2,274,827		$2,191,128		$2,114,622		$2,159,315		$2,207,812		$2,238,047		$2,277,699			$163,078		7.7%	$2,193,526		$2,241,186		$47,660		2.2%

Net income from continuing ops return on stockholders' equity	27.9%		38.9%		38.3%		31.9%		30.0%		31.3%		35.9%			-2.4%		nm	35.0%		32.4%		-2.6%		nm
Net income from continuing ops return on adjusted stockholders' equity	26.1%		38.2%		36.8%		31.1%		30.6%		31.9%		36.3%			-0.5%		nm	33.6%		33.0%		-0.6%		nm

Adjusted net operating income return on adjusted stockholders' equity	25.9%		31.2%		36.5%		31.3%		30.4%		32.2%		36.2%			-0.4%		nm	31.1%		33.0%		1.9%		nm

Capital Structure
Debt-to-capital (1)	21.4%		21.9%		23.4%		20.8%		20.9%		20.5%		20.6%			-2.8%		nm	23.4%		20.6%		-2.8%		nm
Debt-to-capital, excluding AOCI (1)	20.6%		21.9%		21.8%		21.0%		20.9%		20.8%		20.4%			-1.4%		nm	21.8%		20.4%		-1.4%		nm

Cash and invested assets to stockholders' equity	2.2	x	2.3	x	2.5	x	2.2	x	2.2	x	2.2	x	2.2	x		(0.3	x)	nm	2.5	x	2.2	x	(0.3	x)	nm
Cash and invested assets to adjusted stockholders' equity	2.1	x	2.3	x	2.3	x	2.3	x	2.3	x	2.2	x	2.2	x		(0.1	x)	nm	2.3	x	2.2	x	(0.1	x)	nm

Share count, end of period (2)	34,609,005		33,993,897		33,508,129		33,367,737		33,022,554		32,545,209		32,075,564			(1,432,565)		-4.3%	33,508,129		32,075,564		(1,432,565)		-4.3%
Adjusted stockholders' equity per share	$65.72		$62.00		$63.32		$65.84		$67.18		$69.37		$71.64			$8.32		13.1%	$63.32		$71.64		$8.32		13.1%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A1		A1		A1		A1		A1		A1		A1			na		na	na		na		na		na
S&P	AA-		AA-		AA-		AA-		AA-		AA-		AA-			na		na	na		na		na		na
A.M. Best	A+		A+		A+		A+		A+		A+		A+			na		na	na		na		na		na

Holding Company Senior Debt Ratings
Moody's	Baa1		Baa1		Baa1		Baa1		Baa1		Baa1		Baa1			na		na	na		na		na		na
S&P	A-		A-		A-		A-		A-		A-		A-			na		na	na		na		na		na
A.M. Best	a-		a-		a-		a-		a-		a-		a-			na		na	na		na		na		na

(1)
Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)
Share count reflects outstanding common shares, which excludes restricted stock units (RSUs).

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Statements of Income	PRIMERICA, INC. Financial Supplement

									YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	$ Change	% Change	YTD 2024	YTD 2025	$ Change	% Change
Statements of Income
Revenues:
Direct premiums	$841,046	$845,358	$852,452	$854,748	$858,845	$866,254	$868,651		$16,199	1.9%	$2,538,856	$2,593,750	$54,894	2.2%
Ceded premiums	(409,764)	(427,561)	(412,645)	(414,463)	(410,521)	(433,408)	(414,104)		(1,459)	-0.4%	(1,249,970)	(1,258,034)	(8,064)	-0.6%
Net premiums	431,283	417,797	439,807	440,285	448,323	432,846	454,547		14,740	3.4%	1,288,887	1,335,716	46,830	3.6%
Net investment income	37,806	38,452	41,109	38,134	41,671	40,928	42,431		1,322	3.2%	117,367	125,030	7,663	6.5%
Commissions and fees:
Sales-based (1)	88,746	101,178	96,269	108,240	111,270	115,933	118,637		22,368	23.2%	286,192	345,841	59,648	20.8%
Asset-based (2)	128,532	132,765	142,051	150,208	152,014	154,735	172,286		30,236	21.3%	403,348	479,036	75,688	18.8%
Account-based (3)	23,180	23,740	24,107	24,245	24,195	24,394	24,420		313	1.3%	71,027	73,008	1,982	2.8%
Other commissions and fees	8,487	10,511	9,474	11,158	9,477	10,970	10,146		672	7.1%	28,472	30,594	2,122	7.5%
Investment (losses) gains	1,305	(99)	2,209	(1,179)	757	(2,866)	652		(1,557)	nm	3,415	(1,457)	(4,872)	nm
Other, net	16,611	66,612	19,103	17,020	17,135	16,394	16,732		(2,371)	-12.4%	102,326	50,261	(52,064)	-50.9%
Total revenues	735,950	790,955	774,129	788,110	804,843	793,334	839,852		65,723	8.5%	2,301,033	2,438,029	136,996	6.0%
Benefits and expenses:
Benefits and claims	166,321	150,030	164,363	167,449	174,862	152,494	172,152		7,789	4.7%	480,714	499,507	18,793	3.9%
Future policy benefits remeasurement (gain)/loss	55	(4,329)	(23,019)	1,374	(3,273)	(5,895)	(23,114)		(94)	-0.4%	(27,294)	(32,282)	(4,988)	-18.3%
Amortization of DAC	72,049	73,643	75,539	76,905	78,550	80,043	81,498		5,960	7.9%	221,231	240,091	18,860	8.5%
Insurance commissions	9,634	7,399	7,180	7,795	6,124	5,751	5,499		(1,681)	-23.4%	24,213	17,374	(6,839)	-28.2%
Insurance expenses	63,149	62,685	63,529	66,256	64,805	64,362	64,131		602	0.9%	189,363	193,299	3,936	2.1%
Sales commissions:
Sales-based (1)	62,814	70,509	66,333	75,926	77,267	82,935	82,867		16,534	24.9%	199,655	243,069	43,414	21.7%
Asset-based (2)	64,208	66,525	71,012	76,298	76,246	78,010	87,337		16,325	23.0%	201,745	241,593	39,848	19.8%
Other sales commissions	4,117	5,120	4,909	5,479	4,605	5,346	4,484		(425)	-8.7%	14,146	14,435	289	2.0%
Interest expense	6,771	6,099	6,093	6,070	6,004	6,000	5,985		(108)	-1.8%	18,964	17,990	(974)	-5.1%
Other operating expenses	93,443	80,506	83,612	86,046	98,338	89,792	87,333		3,721	4.5%	257,561	275,463	17,902	7.0%
Total benefits and expenses	542,561	518,186	519,551	569,598	583,528	558,838	568,173		48,623	9.4%	1,580,297	1,710,539	130,241	8.2%
Income from continuing operations before income taxes	193,389	272,769	254,578	218,512	221,315	234,496	271,679		17,101	6.7%	720,735	727,490	6,755	0.9%
Income taxes	44,975	63,467	59,841	50,835	52,264	56,153	64,886		5,045	8.4%	168,284	173,303	5,019	3.0%
Net Income from continuing operations	148,414	209,301	194,737	167,678	169,051	178,344	206,793		12,056	6.2%	552,452	554,187	1,736	0.3%
Net Loss from discontinued operations net of tax	(10,510)	(208,131)	(30,364)	(606)	—	—	—		30,364	100.0%	(249,005)	—	249,005	100.0%
Net Income	$137,904	$1,171	$164,373	$167,071	$169,051	$178,344	$206,793		$42,420	25.8%	$303,447	$554,187	$250,740	82.6%

Income from Continuing Operations Before Income Taxes by Segment

Term Life Insurance	$138,367	$147,780	$178,353	$139,541	$146,785	$155,012	$172,684		$(5,669)	-3.2%	$464,501	$474,482	$9,981	2.1%
Investment & Savings Products	65,563	74,783	79,912	81,988	81,270	79,420	94,223		14,312	17.9%	220,257	254,914	34,657	15.7%
Corporate & Other Distributed Products	(10,542)	50,206	(3,687)	(3,017)	(6,741)	64	4,771		8,458	nm	35,977	(1,906)	(37,884)	-105.3%
Income before income taxes	$193,389	$272,769	$254,578	$218,512	$221,315	$234,496	$271,679		$17,101	6.7%	$720,735	$727,490	$6,755	0.9%

(1)
Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities.
(2)
Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees.
(3)
Account-based - revenues relating to the fee generating client accounts we administer.

6 of 17

Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

									YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	$ Change	% Change	YTD 2024	YTD 2025	$ Change	% Change
Reconciliation from Term Life Insurance Direct Premiums to Term Life Insurance Adjusted Direct Premiums
Term Life Insurance direct premiums	$836,321	$840,668	$847,626	$850,667	$854,430	$861,919	$864,047		$16,421	1.9%	$2,524,615	$2,580,396	$55,782	2.2%
Less: Premiums ceded to IPO Coinsurers	206,502	201,566	198,726	195,039	191,477	187,988	185,392		(13,334)	-6.7%	606,794	564,857	(41,937)	-6.9%
Term Life Insurance adjusted direct premiums	$629,819	$639,102	$648,900	$655,628	$662,953	$673,931	$678,655		$29,755	4.6%	$1,917,820	$2,015,539	$97,719	5.1%

Reconciliation from Term Life Insurance Ceded Premiums to Term Life Insurance Other Ceded Premiums
Term Life Insurance ceded premiums	$(408,558)	$(426,348)	$(411,526)	$(412,916)	$(409,334)	$(432,306)	$(412,935)		$(1,409)	-0.3%	$(1,246,433)	$(1,254,576)	$(8,143)	-0.7%
Less: Premiums ceded to IPO Coinsurers	(206,502)	(201,566)	(198,726)	(195,039)	(191,477)	(187,988)	(185,392)		13,334	6.7%	(606,794)	(564,857)	41,937	6.9%
Term Life Insurance other ceded premiums	$(202,056)	$(224,782)	$(212,800)	$(217,876)	$(217,857)	$(244,318)	$(227,543)		$(14,743)	-6.9%	$(639,638)	$(689,719)	$(50,080)	-7.8%

Reconciliation from Net Investment Income to Adjusted Net Investment Income
Net Investment Income	$37,806	$38,452	$41,109	$38,134	$41,671	$40,928	$42,431		$1,322	3.2%	$117,367	$125,030	$7,663	6.5%
Less: MTM investment adjustments	(137)	189	1,830	(846)	530	182	321		nm	nm	1,883	1,033	nm	nm
Adjusted net investment income	$37,943	$38,263	$39,279	$38,980	$41,141	$40,746	$42,110		$2,831	7.2%	$115,485	$123,997	$8,512	7.4%

Reconciliation from Other Operating Expenses to Adjusted other operating expenses
Other operating expenses	$93,443	$80,506	$83,612	$86,046	$98,338	$89,792	$87,333		$3,721	4.5%	$257,561	$275,463	$17,902	7.0%
Less: Restructuring costs	—	824	2,013	—	—	—	—		nm	nm	2,837	—	nm	nm
Adjusted other operating expenses	$93,443	$79,682	$81,599	$86,046	$98,338	$89,792	$87,333		$5,734	7.0%	$254,724	$275,463	$20,739	8.1%

Reconciliation from Total Revenues to Adjusted Operating Revenues
Total revenues	$735,950	$790,955	$774,129	$788,110	$804,843	$793,334	$839,852		$65,723	8.5%	$2,301,033	$2,438,029	$136,996	6.0%
Less: Investment (losses) gains	1,305	(99)	2,209	(1,179)	757	(2,866)	652		nm	nm	3,415	(1,457)	nm	nm
Less: MTM investment adjustments	(137)	189	1,830	(846)	530	182	321		nm	nm	1,883	1,033	nm	nm
Less: Insurance claim proceeds	—	50,000	—	—	—	—	—		nm	nm	50,000	—	nm	nm
Adjusted operating revenues	$734,781	$740,865	$770,089	$790,135	$803,556	$796,018	$838,879		$68,789	8.9%	$2,245,735	$2,438,453	$192,717	8.6%

Reconciliation from Income from Continuing Operations Before Income Taxes to Adjusted Operating Income Before Income Taxes
Income from continuing operations before income taxes	$193,389	$272,769	$254,578	$218,512	$221,315	$234,496	$271,679		$17,101	6.7%	$720,735	$727,490	$6,755	0.9%
Less: Investment (losses) gains	1,305	(99)	2,209	(1,179)	757	(2,866)	652		nm	nm	3,415	(1,457)	nm	nm
Less: MTM investment adjustments	(137)	189	1,830	(846)	530	182	321		nm	nm	1,883	1,033	nm	nm
Less: Insurance claim proceeds	—	50,000	—	—	—	—	—		nm	nm	50,000	—	nm	nm
Less: Restructuring costs	—	(824)	(2,013)	—	—	—	—		nm	nm	(2,837)	—	nm	nm
Adjusted operating income before income taxes	$192,220	$223,503	$252,552	$220,537	$220,028	$237,181	$270,706		$18,154	7.2%	$668,275	$727,914	$59,639	8.9%

Reconciliation from Net Income from Continuing Operations to Adjusted Net Operating Income
Net income from continuing operations	$148,414	$209,301	$194,737	$167,678	$169,051	$178,344	$206,793		$12,056	6.2%	$552,452	$554,187	$1,736	0.3%
Less: Investment (losses) gains	1,305	(99)	2,209	(1,179)	757	(2,866)	652		nm	nm	3,415	(1,457)	nm	nm
Less: MTM investment adjustments	(137)	189	1,830	(846)	530	182	321		nm	nm	1,883	1,033	nm	nm
Less: Insurance claim proceeds	—	50,000	—	—	—	—	—		nm	nm	50,000	—	nm	nm
Less: Restructuring costs	—	(824)	(2,013)	—	—	—	—		nm	nm	(2,837)	—	nm	nm
Less: Tax impact of preceding items	(269)	152	(476)	471	(304)	643	(232)		nm	nm	(594)	106	nm	nm
Less: Valuation allowance on Senior Health NOLs	—	(11,080)	—	—	—	—	—		nm	nm	(11,080)	—	nm	nm
Adjusted net operating income	$147,515	$170,964	$193,187	$169,231	$168,068	$180,385	$206,052		$12,865	6.7%	$511,665	$554,505	$42,840	8.4%

7 of 17

Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

									YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	$ Change	% Change	YTD 2024	YTD 2025	$ Change	% Change
Reconciliation from C&O Income Before Income Taxes to C&O Adjusted Operating Income Before Income Taxes
Income before income taxes	$(10,542)	$50,206	$(3,687)	$(3,017)	$(6,741)	$64	$4,771		$8,458	nm	$35,977	$(1,906)	$(37,884)	-105.3%
Less: Investment (losses) gains	1,305	(99)	2,209	(1,179)	757	(2,866)	652		nm	nm	3,415	(1,457)	nm	nm
Less: MTM investment adjustments	(137)	189	1,830	(846)	530	182	321		nm	nm	1,883	1,033	nm	nm
Less: Insurance claim proceeds	—	50,000	—	—	—	—	—		nm	nm	50,000	—	nm	nm
Less: Restructuring costs	—	(824)	(2,013)	—	—	—	—		nm	nm	(2,837)	—	nm	nm
Adjusted operating income before income taxes	$(11,710)	$940	$(5,713)	$(992)	$(8,028)	$2,748	$3,798		$9,511	nm	$(16,483)	$(1,482)	$15,001	91.0%

8 of 17

Term Life Insurance - Financial Results and Analysis	PRIMERICA, INC. Financial Supplement

									YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	$ Change	% Change	YTD 2024	YTD 2025	$ Change	% Change
Term Life Insurance Income Before Income Taxes
Revenues:
Direct Premiums	$836,321	$840,668	$847,626	$850,667	$854,430	$861,919	$864,047		$16,421	1.9%	$2,524,615	$2,580,396	$55,782	2.2%
Premiums ceded to IPO coinsurers (1)	(206,502)	(201,566)	(198,726)	(195,039)	(191,477)	(187,988)	(185,392)		13,334	6.7%	(606,794)	(564,857)	41,937	6.9%
Adjusted direct premiums (2)	629,819	639,102	648,900	655,628	662,953	673,931	678,655		29,755	4.6%	1,917,820	2,015,539	97,719	5.1%
Other ceded premiums (3)	(202,056)	(224,782)	(212,800)	(217,876)	(217,857)	(244,318)	(227,543)		(14,743)	-6.9%	(639,638)	(689,719)	(50,080)	-7.8%
Net premiums	427,762	414,320	436,099	437,752	445,096	429,613	451,112		15,012	3.4%	1,278,182	1,325,821	47,639	3.7%
Other, net	12,649	12,624	14,206	12,826	12,745	12,221	12,189		(2,017)	-14.2%	39,479	37,155	(2,324)	-5.9%
Revenues	440,412	426,944	450,305	450,578	457,842	441,834	463,301		12,996	2.9%	1,317,661	1,362,976	45,315	3.4%

Benefits and expenses:
Benefits and claims	163,847	146,268	160,652	164,588	171,243	148,725	168,319		7,667	4.8%	470,766	488,287	17,521	3.7%
Future policy benefits remeasurement (gain)/loss	(319)	(4,280)	(28,203)	1,537	(3,402)	(5,743)	(23,392)		4,811	17.1%	(32,802)	(32,537)	266	0.8%
Amortization of DAC	70,491	71,916	73,698	75,383	76,921	78,386	79,876		6,178	8.4%	216,105	235,184	19,079	8.8%
Insurance commissions	6,047	3,785	3,410	4,422	2,649	2,238	2,755		(655)	-19.2%	13,242	7,641	(5,601)	-42.3%
Insurance expenses	61,979	61,476	62,395	65,107	63,645	63,216	63,058		663	1.1%	185,849	189,919	4,069	2.2%
Benefits and expenses	302,044	279,164	271,952	311,037	311,056	286,821	290,616		18,665	6.9%	853,161	888,494	35,334	4.1%
Income before income taxes	$138,367	$147,780	$178,353	$139,541	$146,785	$155,012	$172,684		$(5,669)	-3.2%	$464,501	$474,482	$9,981	2.1%

Total Term Life Insurance - Financial Analysis
Post-IPO direct premiums (4)	$508,687	$517,691	$525,697	$530,867	$538,072	$547,938	$551,915		$26,218	5.0%	$1,552,074	$1,637,925	$85,851	5.5%
Pre-IPO direct premiums (5)	327,634	322,977	321,929	319,800	316,359	313,981	312,132		(9,797)	-3.0%	972,541	942,471	(30,069)	-3.1%
Total direct premiums	$836,321	$840,668	$847,626	$850,667	$854,430	$861,919	$864,047		$16,421	1.9%	$2,524,615	$2,580,396	$55,782	2.2%

Premiums ceded to IPO coinsurers	$206,502	$201,566	$198,726	$195,039	$191,477	$187,988	$185,392		$(13,334)	-6.7%	$606,794	$564,857	$(41,937)	-6.9%
% of Pre-IPO direct premiums	63.0%	62.4%	61.7%	61.0%	60.5%	59.9%	59.4%		nm	nm	62.4%	59.9%	nm	nm

Benefits and claims, net (6)	$365,584	$366,770	$345,249	$384,002	$385,698	$387,300	$372,471		$27,222	7.9%	$1,077,602	$1,145,469	$67,866	6.3%
% of adjusted direct premiums	58.0%	57.4%	53.2%	58.6%	58.2%	57.5%	54.9%		nm	nm	56.2%	56.8%	nm	nm

DAC amortization & insurance commissions	$76,538	$75,701	$77,108	$79,805	$79,570	$80,624	$82,631		$5,523	7.2%	$229,347	$242,825	$13,478	5.9%
% of adjusted direct premiums	12.2%	11.8%	11.9%	12.2%	12.0%	12.0%	12.2%		nm	nm	12.0%	12.0%	nm	nm

Insurance expenses, net (7)	$49,329	$48,851	$48,189	$52,281	$50,900	$50,995	$50,869		$2,680	5.6%	$146,370	$152,763	$6,393	4.4%
% of adjusted direct premiums	7.8%	7.6%	7.4%	8.0%	7.7%	7.6%	7.5%		nm	nm	7.6%	7.6%	nm	nm

Total Term Life income before income taxes	$138,367	$147,780	$178,353	$139,541	$146,785	$155,012	$172,684		$(5,669)	-3.2%	$464,501	$474,482	$9,981	2.1%
Term Life operating margin (8)	22.0%	23.1%	27.5%	21.3%	22.1%	23.0%	25.4%		nm	nm	24.2%	23.5%	nm	nm

(1)
Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.
(2)
Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.
(3)
Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.
(4)
Post-IPO direct premiums - direct premiums not subject to the 2010 IPO coinsurance transactions.
(5)
Pre-IPO direct premiums - direct premiums subject to the 2010 IPO coinsurance transactions.
(6)
Benefits and claims, net - benefits & claims and remeasurement (gain)/loss net of other ceded premiums which are largely yearly renewable term.
(7)
Insurance expenses, net - insurance expenses net of other, net revenues.
(8)
Term Life Insurance operating margin - Term Life operating income before income taxes as a percentage of adjusted direct premiums.
9 of 17

Term Life Insurance - Key Statistics	PRIMERICA, INC. Financial Supplement

									YOY Q3				YOY YTD
	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	$ Change	% Change	YTD 2024	YTD 2025	$ Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	141,572	142,855	145,789	148,890	151,611	152,167	152,592		6,803	4.7%	141,572	151,611	10,039	7.1%
New life-licensed representatives	12,949	14,402	14,349	14,620	12,339	12,903	12,482		(1,867)	-13.0%	41,700	37,724	(3,976)	-9.5%
Non-renewal and terminated representatives	(11,666)	(11,468)	(11,248)	(11,899)	(11,783)	(12,478)	(12,874)		(1,626)	-14.5%	(34,382)	(37,135)	(2,753)	-8.0%
Life-insurance licensed sales force, end of period	142,855	145,789	148,890	151,611	152,167	152,592	152,200		3,310	2.2%	148,890	152,200	3,310	2.2%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$73.1	$86.7	$80.2	$78.1	$74.4	$78.5	$69.8		$(10.4)	-12.9%	$239.9	$222.7	$(17.2)	-7.2%
Additions and increases in premium	18.1	19.9	18.8	17.9	18.5	20.2	19.0		0.2	0.8%	56.8	57.7	0.9	1.6%
Total estimated annualized issued term life premium	$91.2	$106.5	$99.0	$96.0	$93.0	$98.7	$88.8		$(10.2)	-10.3%	$296.7	$280.4	$(16.3)	-5.5%

Issued term life policies	86,587	100,768	93,377	89,664	86,415	89,850	79,379		(13,998)	-15.0%	280,732	255,644	(25,088)	-8.9%
Estimated average annualized issued term life premium per policy (1)(2)	$844	$860	$859	$871	$861	$874	$879		$21	2.4%	$855	$871	$17	2.0%

Term life face amount in-force, beginning of period ($mills)	$944,609	$947,101	$950,880	$957,811	$953,583	$956,981	$968,312		$17,432	1.8%	$944,609	$953,583	$8,974	0.9%
Issued term life face amount (3)	28,725	33,155	30,793	29,560	28,455	30,292	27,067		(3,726)	-12.1%	92,673	85,814	(6,859)	-7.4%
Terminated term life face amount	(23,323)	(28,241)	(25,264)	(27,045)	(24,979)	(24,795)	(26,159)		(895)	-3.5%	(76,827)	(75,934)	894	1.2%
Foreign currency impact, net	(2,911)	(1,134)	1,402	(6,744)	(77)	5,834	(2,196)		(3,598)	nm	(2,644)	3,561	6,204	nm
Term life face amount in-force, end of period	$947,101	$950,880	$957,811	$953,583	$956,981	$968,312	$967,024		$9,213	1.0%	$957,811	$967,024	$9,213	1.0%

(1)
Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.
(2)
In whole dollars.
(3)
Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders.

10 of 17

Investment and Savings Products - Financial Results and Financial Analysis	PRIMERICA, INC. Financial Supplement

									YOY Q3				YOY YTD
(Dollars in thousands, except as noted)	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	$ Change	% Change	YTD 2024	YTD 2025	$ Change	% Change
Investment & Savings Products Income Before Income Taxes
Revenues:
Commissions and fees:
Sales-based	$88,746	$101,178	$96,269	$108,240	$111,270	$115,933	$118,637		$22,368	23.2%	$286,192	$345,841	$59,648	20.8%
Asset-based	128,532	132,765	142,051	150,208	152,014	154,735	172,286		30,236	21.3%	403,348	479,036	75,688	18.8%
Account-based	23,180	23,740	24,107	24,245	24,195	24,394	24,420		313	1.3%	71,027	73,008	1,982	2.8%
Other, net	3,258	3,224	3,646	3,355	3,333	3,236	3,445		(201)	-5.5%	10,128	10,013	(115)	-1.1%
Revenues	243,716	260,906	266,073	286,048	290,812	298,297	318,789		52,716	19.8%	770,695	907,898	137,203	17.8%

Benefits and expenses:
Amortization of DAC	1,201	1,478	1,540	1,225	1,337	1,368	1,355		(185)	-12.0%	4,219	4,060	(159)	-3.8%
Insurance commissions	3,400	3,343	3,499	3,397	3,277	3,468	3,485		(14)	-0.4%	10,242	10,229	(12)	-0.1%
Sales commissions:
Sales-based	62,814	70,509	66,333	75,926	77,267	82,935	82,867		16,534	24.9%	199,655	243,069	43,414	21.7%
Asset-based	64,208	66,525	71,012	76,298	76,246	78,010	87,337		16,325	23.0%	201,745	241,593	39,848	19.8%
Other operating expenses	46,531	44,269	43,778	47,214	51,414	53,096	49,522		5,744	13.1%	134,577	154,032	19,455	14.5%
Benefits and expenses	178,153	186,123	186,161	204,060	209,541	218,877	224,565		38,404	20.6%	550,438	652,983	102,545	18.6%
Income before income taxes	$65,563	$74,783	$79,912	$81,988	$81,270	$79,420	$94,223		$14,312	17.9%	$220,257	$254,914	$34,657	15.7%

Financial Analysis

Fees paid based on client asset values (1)	$9,342	$9,548	$10,156	$11,213	$10,915	$11,404	$12,285		$2,129	21.0%	$29,046	$34,604	$5,558	19.1%
Fees paid based on fee-generating positions (2)	11,426	10,483	10,392	10,538	12,410	11,015	10,341		(51)	-0.5%	32,300	33,766	1,466	4.5%
Other operating expenses	25,763	24,238	23,230	25,463	28,089	30,676	26,896		3,667	15.8%	73,231	85,661	12,431	17.0%
Total other operating expenses	$46,531	$44,269	$43,778	$47,214	$51,414	$53,096	$49,522		$5,744	13.1%	$134,577	$154,032	$19,455	14.5%

Sales-based variable margin as % of revenue-generating sales (3)
U.S.	1.25%	1.33%	1.37%	1.35%	1.37%	1.29%	1.38%		nm	nm	1.32%	1.34%	nm	nm
Canada	0.48%	0.37%	0.34%	0.31%	0.35%	0.35%	0.35%		nm	nm	0.40%	0.35%	nm	nm
Total	1.19%	1.27%	1.31%	1.27%	1.28%	1.23%	1.31%		nm	nm	1.26%	1.27%	nm	nm

Asset-based variable margin as % of average asset values (4)
U.S.	0.041%	0.041%	0.042%	0.042%	0.043%	0.043%	0.044%		nm	nm	0.123%	0.130%	nm	nm
Canada	0.104%	0.104%	0.109%	0.109%	0.113%	0.109%	0.115%		nm	nm	0.317%	0.336%	nm	nm
Total	0.051%	0.050%	0.052%	0.052%	0.053%	0.053%	0.055%		nm	nm	0.153%	0.162%	nm	nm

Account-based variable margin per average fee generating position (5)(6)	$3.67	$4.10	$4.21	$4.18	$3.57	$4.02	$4.20		nm	nm	$11.98	$11.79	nm	nm

(1)
Fees paid based on client asset values - administration fees on Canadian Segregated Funds and advisory fees on Managed Accounts that vary directly with client asset values.
(2)
Fees paid based on fee-generating positions - recordkeeping fees that vary with the number of fee-generating positions.
(3)
Sales-based variable margin - commission and fee revenue less commissions paid to the sales force based on product sales activity.
(4)
Asset-based variable margin - commission and fee revenue less administration and advisory fees paid to third-party providers and commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds.
(5)
Account-based variable margin - fee revenue less recordkeeping fees paid to third-party providers based on fee-generating positions and certain direct general expenses.
(6)
In whole dollars.

11 of 17

Investment and Savings Products - Key Statistics	PRIMERICA, INC. Financial Supplement

									YOY Q3				YOY YTD
	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	$ Change	% Change	YTD 2024	YTD 2025	$ Change	% Change
Key Statistics

Product sales ($mills)
U.S. Retail Mutual Funds	$1,162.2	$1,228.6	$1,162.7	$1,241.3	$1,317.9	$1,244.0	$1,298.4		$135.7	11.7%	$3,553.5	$3,860.3	$306.9	8.6%
Canada Retail Mutual Funds	179.6	147.6	146.2	192.1	220.7	168.5	185.7		39.6	27.1%	473.4	574.9	101.5	21.4%
Indexed Annuities	81.0	98.0	89.5	86.7	71.1	93.0	72.7		(16.8)	-18.8%	268.5	236.8	(31.7)	-11.8%
Variable Annuities and other	756.0	941.4	891.5	1,023.8	1,038.9	1,178.7	1,180.6		289.1	32.4%	2,588.9	3,398.1	809.2	31.3%
Total sales-based revenue generating product sales	2,178.8	2,415.6	2,289.9	2,543.9	2,648.6	2,684.2	2,737.4		447.5	19.5%	6,884.3	8,070.2	1,185.9	17.2%
Managed Accounts	370.9	456.1	411.9	548.7	596.7	634.1	717.2		305.4	74.1%	1,238.8	1,948.0	709.1	57.2%
Canada Retail Mutual Funds - no upfront sales comm	197.7	196.5	189.4	213.9	296.4	218.6	244.7		55.3	29.2%	583.6	759.7	176.1	30.2%
Segregated Funds	23.0	14.8	13.9	14.0	17.7	11.5	12.6		(1.4)	-9.7%	51.7	41.8	(9.9)	-19.2%
Total product sales	$2,770.4	$3,082.9	$2,905.1	$3,320.5	$3,559.3	$3,548.4	$3,711.9		$806.8	27.8%	$8,758.4	$10,819.6	$2,061.2	23.5%

Total Canada Retail Mutual Funds	$377.4	$344.1	$335.6	$406.0	$517.1	$387.1	$430.4		$94.8	28.3%	$1,057.0	$1,334.6	$277.6	26.3%
Segregated Funds	23.0	14.8	13.9	14.0	17.7	11.5	12.6		(1.4)	-9.7%	51.7	41.8	(9.9)	-19.2%
Total Canada product sales	400.4	358.8	349.5	420.1	534.8	398.6	443.0		93.5	26.7%	1,108.7	1,376.4	267.7	24.1%
Total U.S. product sales	2,370.0	2,724.1	2,555.6	2,900.5	3,024.6	3,149.8	3,268.9		713.3	27.9%	7,649.7	9,443.2	1,793.5	23.4%
Total product sales	$2,770.4	$3,082.9	$2,905.1	$3,320.5	$3,559.3	$3,548.4	$3,711.9		$806.8	27.8%	$8,758.4	$10,819.6	$2,061.2	23.5%

Client asset values, beginning of period ($mills)	$96,735	$103,340	$105,112	$111,247	$112,081	$109,908	$120,224		$15,112	14.4%	$96,735	$112,081	$15,346	15.9%
Inflows	2,770	3,083	2,905	3,321	3,559	3,548	3,712		807	27.8%	8,758	10,820	2,061	23.5%
Outflows (1)	(2,694)	(2,856)	(2,650)	(2,804)	(3,017)	(3,062)	(3,349)		(699)	-26.4%	(8,201)	(9,428)	(1,227)	-15.0%
Net flows	76	227	255	517	542	487	363		108	42.4%	557	1,392	835	149.7%
Foreign currency impact, net	(392)	(163)	203	(1,022)	(12)	900	(357)		(560)	nm	(352)	531	883	nm
Change in market value, net and other (2)	6,921	1,708	5,676	1,340	(2,703)	8,931	6,562		886	15.6%	14,306	12,790	(1,516)	-10.6%
Client asset values, end of period	$103,340	$105,112	$111,247	$112,081	$109,908	$120,224	$126,793		$15,547	14.0%	$111,247	$126,793	$15,547	14.0%
Annualized net flows as % of beginning of period asset values	0.3%	0.9%	1.0%	1.9%	1.9%	1.8%	1.2%		0.2%	nm	0.8%	1.7%	0.9%	nm

Average client asset values ($mills)
U.S. Retail Mutual Funds	$49,013	$50,560	$52,721	$54,630	$54,649	$54,324	$58,410		$5,689	10.8%	$50,765	$55,794	$5,030	9.9%
Canada Retail Mutual Funds	12,850	13,259	13,959	14,442	14,555	15,153	16,452		2,493	17.9%	13,356	15,387	2,031	15.2%
Managed Accounts	8,806	9,376	10,216	11,010	11,537	12,167	13,759		3,543	34.7%	9,466	12,488	3,022	31.9%
Indexed Annuities	2,824	2,868	2,908	2,959	3,003	3,033	3,061		154	5.3%	2,867	3,033	166	5.8%
Variable Annuities and other	23,665	24,663	26,014	26,970	27,086	27,075	29,127		3,114	12.0%	24,781	27,763	2,982	12.0%
Segregated Funds	2,344	2,266	2,334	2,312	2,189	2,223	2,307		(28)	-1.2%	2,315	2,239	(75)	-3.3%
Total	$99,502	$102,993	$108,152	$112,323	$113,018	$113,975	$123,117		$14,965	13.8%	$103,549	$116,703	$13,154	12.7%

Canada Retail Mutual Funds	$12,850	$13,259	$13,959	$14,442	$14,555	$15,153	$16,452		$2,493	17.9%	$13,356	$15,387	$2,031	15.2%
Segregated Funds	2,344	2,266	2,334	2,312	2,189	2,223	2,307		(28)	-1.2%	2,315	2,239	(75)	-3.3%
Total Canada average client assets	15,194	15,526	16,293	16,754	16,743	17,376	18,759		2,466	15.1%	15,671	17,626	1,955	12.5%
Total U.S. average client assets	84,308	87,468	91,858	95,570	96,274	96,599	104,358		12,499	13.6%	87,878	99,077	11,199	12.7%
Total average client assets	$99,502	$102,993	$108,152	$112,323	$113,018	$113,975	$123,117		$14,965	13.8%	$103,549	$116,703	$13,154	12.7%

Average number of fee-generating positions (thous) (3)
Recordkeeping and custodial	2,359	2,378	2,393	2,407	2,419	2,437	2,448		55	2.3%	2,377	2,435	58	2.4%
Recordkeeping only	847	857	865	874	885	893	902		37	4.2%	857	893	37	4.3%
Total	3,206	3,235	3,258	3,281	3,304	3,330	3,350		92	2.8%	3,233	3,328	95	2.9%

(1)
Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the Company's recordkeeping platform. The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available. Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.
(2)
Change in market value, net - market value fluctuations net of fees and expenses.
(3)
Fee generating positions - mutual fund positions for which we receive recordkeeping fees. An individual client account may include multiple mutual fund positions. We may also receive fees earned for custodial services that we provide to clients with retirement plan accounts that hold positions in these mutual funds.

12 of 17

Corporate Other Distributed Products - Financial Results	PRIMERICA, INC. Financial Supplement

									YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	$ Change	% Change	YTD 2024	YTD 2025	$ Change	% Change
Corporate & Other Distributed Products Income Before Income Taxes
Revenues:
Direct premiums	$4,725	$4,690	$4,826	$4,081	$4,414	$4,335	$4,604		$(222)	-4.6%	$14,241	$13,354	$(888)	-6.2%
Ceded premiums	(1,205)	(1,213)	(1,118)	(1,548)	(1,187)	(1,102)	(1,169)		(51)	-4.5%	(3,537)	(3,458)	79	2.2%
Net premiums	3,520	3,477	3,708	2,533	3,227	3,233	3,435		(273)	-7.4%	10,705	9,895	(809)	-7.6%
Adjusted net investment income	37,943	38,263	39,279	38,980	41,141	40,746	42,110		2,831	7.2%	115,485	123,997	8,512	7.4%
Commissions and fees:
Prepaid legal services	3,591	3,924	4,070	4,373	3,682	4,009	2,304		(1,766)	-43.4%	11,586	9,994	(1,591)	-13.7%
Auto and homeowners insurance	1,777	2,413	1,375	2,280	1,966	2,440	2,941		1,566	113.9%	5,566	7,347	1,781	32.0%
Mortgage loans	1,499	2,211	2,384	2,750	2,129	3,020	3,281		897	37.6%	6,095	8,430	2,335	38.3%
Other sales commissions	1,618	1,963	1,645	1,755	1,701	1,502	1,620		(25)	-1.5%	5,226	4,823	(403)	-7.7%
Adjusted other, net	704	764	1,251	838	1,057	938	1,098		(152)	-12.2%	2,718	3,093	375	13.8%
Adjusted operating revenues	50,653	53,014	53,711	53,509	54,902	55,887	56,789		3,078	5.7%	157,379	167,579	10,200	6.5%

Benefits and expenses:
Benefits and claims	2,475	3,762	3,712	2,861	3,619	3,769	3,833		121	3.3%	9,948	11,220	1,273	12.8%
Future policy benefits remeasurement (gain)/loss	374	(49)	5,184	(163)	128	(152)	278		(4,905)	-94.6%	5,509	255	(5,254)	-95.4%
Amortization of DAC	357	250	300	298	291	288	267		(33)	-11.0%	907	847	(60)	-6.6%
Insurance commissions	187	271	272	(24)	199	45	(741)		(1,012)	nm	729	(497)	(1,226)	nm
Insurance expenses	1,171	1,209	1,134	1,149	1,160	1,147	1,074		(60)	-5.3%	3,513	3,380	(133)	-3.8%
Sales commissions	4,117	5,120	4,909	5,479	4,605	5,346	4,484		(425)	-8.7%	14,146	14,435	289	2.0%
Interest expense	6,771	6,099	6,093	6,070	6,004	6,000	5,985		(108)	-1.8%	18,964	17,990	(974)	-5.1%
Adjusted other operating expenses	46,913	35,413	37,821	38,831	46,924	36,696	37,811		(10)	nm	120,147	121,431	1,285	1.1%
Adjusted benefits and expenses	62,363	52,074	59,425	54,501	62,930	53,139	52,992		(6,433)	-10.8%	173,862	169,061	(4,801)	-2.8%
Adjusted operating income before income taxes	$(11,710)	$940	$(5,713)	$(992)	$(8,028)	$2,748	$3,798		$9,511	nm	$(16,483)	$(1,482)	$15,001	91.0%

13 of 17

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended September 30, 2025
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash, Cash Equivalents, and Short Term	$644,855	$644,855	$-	16.8%	16.3%

Fixed Income:
Treasury	16,091	16,327	(236)	0.4%	0.4%	3.2%	AAA
Government	246,988	258,763	(11,775)	6.4%	6.6%	3.4%	AA-
Tax-Exempt Municipal	46,305	48,545	(2,241)	1.2%	1.2%	3.4%	AA
Corporate	1,605,946	1,642,799	(36,853)	41.9%	41.6%	4.4%	BBB+
Mortgage Backed	618,975	666,644	(47,669)	16.2%	16.9%	4.1%	AAA
Asset Backed	186,304	189,800	(3,495)	4.9%	4.8%	4.4%	A+
Cmbs	86,938	94,236	(7,298)	2.3%	2.4%	3.7%	AA-
Private	349,058	355,252	(6,194)	9.1%	9.0%	5.2%	BBB+
Redeemable Preferred	3,845	4,248	(403)	0.1%	0.1%	5.2%	BBB-
Total Fixed Income	3,160,449	3,276,614	(116,165)	82.5%	83.0%	4.3%	A

Equities and Other:
Perpetual Preferred	3,530	3,530	-	0.1%	0.1%
Common Stock	18,651	18,651	-	0.5%	0.5%
Mutual Fund	3,960	3,960	0	0.1%	0.1%
Total Equities	26,140	26,140	0	0.7%	0.7%

Total Invested Assets	$3,831,444	$3,947,609	$(116,165)	100.0%	100.0%

Public Corporate Portfolio by Sector

Insurance	$214,275	$218,608	$(4,333)	13.3%	13.3%
Energy	205,049	208,421	(3,372)	12.8%	12.7%
Consumer Non Cyclical **	165,294	173,114	(7,820)	10.3%	10.5%
Reits	123,881	129,820	(5,939)	7.7%	7.9%
Consumer Cyclical	123,359	126,359	(3,000)	7.7%	7.7%
Electric	113,553	115,199	(1,647)	7.1%	7.0%
Technology	104,336	106,544	(2,208)	6.5%	6.5%
Capital Goods	100,220	99,023	1,197	6.2%	6.0%
Banking	92,556	93,465	(909)	5.8%	5.7%
Basic Industry	69,237	69,337	(100)	4.3%	4.2%
Transportation	68,768	72,865	(4,097)	4.3%	4.4%
Communications	64,545	65,632	(1,087)	4.0%	4.0%
Brokerage	63,432	64,731	(1,299)	3.9%	3.9%
Finance Companies	60,051	61,077	(1,026)	3.7%	3.7%
Natural Gas	20,297	20,244	53	1.3%	1.2%
Industrial Other	6,181	6,705	(524)	0.4%	0.4%
Financial Other	4,862	4,936	(74)	0.3%	0.3%
Utility Other	3,943	4,392	(449)	0.2%	0.3%
Owned No Guarantee	2,106	2,325	(219)	0.1%	0.1%
Total Corporate portfolio	$1,605,946	$1,642,799	$(36,853)	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$278,973	$280,092	$(1,120)	8.8%	8.5%	3.7%
1-2 Yrs.	262,587	264,685	(2,098)	8.3%	8.1%	3.8%
2-5 Yrs.	798,931	808,628	(9,697)	25.3%	24.7%	4.3%
5-10 Yrs.	1,161,099	1,234,984	(73,885)	36.7%	37.7%	4.0%
> 10 Yrs.	658,860	688,225	(29,365)	20.8%	21.0%	5.2%
Total Fixed Income	$3,160,449	$3,276,614	$(116,165)	100.0%	100.0%	4.3%

Duration

Fixed Income portfolio duration	5.4	years

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

14 of 17

Investment Portfolio - Quality Ratings As of June 30, 2025	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$633,206	19.3%
AA	478,586	14.6%
A	787,464	24.0%
BBB	1,343,722	41.0%
Below Investment Grade	30,845	0.9%
NA	2,790	0.1%
Total Fixed Income	$3,276,614	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Public Corporate asset class:			Private Placement asset class:
Rating			Rating
AAA	$2,213	0.1%	AAA	$-	—
AA	86,874	5.3%	AA	8,860	2.5%
A	465,872	28.4%	A	90,611	25.5%
BBB	1,058,310	64.4%	BBB	255,781	72.0%
Below Investment Grade	29,329	1.8%	Below Investment Grade	-	—
NA	201	0.0%	NA	-	—
Total Corporate	$1,642,799	100.0%	Total Private	$355,252	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$25,796	27.4%	AAA	$523,900	78.6%
AA	24,766	26.3%	AA	142,598	21.4%
A	32,788	34.8%	A	-	—
BBB	9,426	10.0%	BBB	-	—
Below Investment Grade	1,460	1.5%	Below Investment Grade	55	0.0%
NA	-	—	NA	90	0.0%
Total CMBS	$94,236	100.0%	Total Mortgage-Backed	$666,644	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$49,035	25.8%	AAA	$31,594	11.5%
AA	30,824	16.2%	AA	152,663	55.5%
A	107,441	56.6%	A	75,880	27.6%
BBB	-	—	BBB	14,952	5.4%
Below Investment Grade	-	—	Below Investment Grade	-	—
NA	2,500	1.3%	NA	-	—
Total Asset-Backed	$189,800	100.0%	Total Treasury & Government	$275,090	100.0%

NAIC Designations

1	$1,591,184	55.5%
2	1,212,670	43.6%
3	19,600	0.8%
4	3,213	0.2%
5	-	—
6	-	—
U.S. Insurer Fixed Income (2)	2,826,668	100.0%
Other (3)	476,132
Cash and cash equivalents	644,855
Total Invested Assets	$3,947,655

(1)
Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest.
(2)
NAIC ratings for our U.S. insurance companies' fixed income portfolios.
(3)
Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities.

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.
15 of 17

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

									YOY Q3
(Dollars in thousands)	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$29,936	$30,618	$31,990	$32,867	$33,513	$34,346	$35,218		$3,228	10.1%
Fixed-maturity securities (held-to-maturity)	15,785	15,659	15,908	15,300	14,669	14,621	14,476		(1,432)	-9.0%
Equity Securities	390	323	324	327	314	315	318		(6)	-1.9%
Deposit asset underlying 10% reinsurance treaty	2,311	2,211	2,129	2,007	1,857	1,736	1,659		(470)	-22.1%
Deposit asset - Mark to Market	(137)	189	1,830	(846)	530	182	321		(1,509)	-82.5%
Policy loans and other invested assets	461	544	402	139	1,032	482	611		209	52.0%
Cash & cash equivalents	6,981	6,640	6,540	5,739	6,519	5,959	6,340		(200)	-3.1%
Total investment income	55,727	56,183	59,123	55,533	58,435	57,641	58,943		(180)	-0.3%
Investment expenses	2,136	2,072	2,106	2,099	2,095	2,092	2,036		(70)	-3.3%
Interest Expense on Surplus Note	15,785	15,659	15,908	15,300	14,669	14,621	14,476		(1,432)	-9.0%
Net investment income	$37,806	$38,452	$41,109	$38,134	$41,671	$40,928	$42,431		$1,322	3.2%
Fixed income book yield, end of period	3.93%	4.01%	4.09%	4.14%	4.21%	4.26%	4.27%
New money yield	5.70%	5.78%	5.42%	5.32%	5.47%	5.64%	5.15%

									YOY Q3
	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	18.9%	18.3%	19.4%	19.5%	19.0%	19.3%	19.3%		-0.0%
AA	14.8%	14.1%	13.2%	13.1%	13.6%	14.0%	14.6%		1.4%
A	24.1%	24.3%	24.2%	24.4%	24.5%	23.8%	24.0%		-0.2%
BBB	40.5%	41.9%	41.8%	41.7%	41.7%	41.9%	41.0%		-0.8%
Below Investment Grade	1.6%	1.5%	1.2%	1.2%	1.1%	0.9%	0.9%		-0.3%
NA	0.0%	0.0%	0.1%	0.1%	0.1%	0.1%	0.1%		-0.1%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%		—

Average rating by amortized cost	A	A	A	A	A	A	A

		As of September 30, 2025				As of September 30, 2025			As of September 30, 2025
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Canada	$16,537	$16,905	AAA	Canada	$90,909	$94,537	AAA	$—	$—
2	ONEOK Inc	15,259	15,443	BBB	United Kingdom	33,397	32,216	AA	—	—
3	Province of Alberta Canada	14,954	15,363	AA-	Australia	29,236	29,384	A	11,593	12,448
4	Morgan Stanley	14,925	14,844	BBB+	Germany	13,004	12,923	BBB	14,488	14,502
5	Province of Ontario Canada	14,527	14,601	A+	Mexico	10,537	11,123	Below Investment Grade	—	—
6	Ontario Teachers' Pension Plan	13,790	14,242	AA+	Cayman Islands (The)	10,302	10,057	NA	—	—
7	Realty Income Corp	13,685	13,982	A-	Bermuda	9,631	9,374	Total	$26,081	$26,950
8	Manulife Financial Corp	13,087	13,373	A	Ireland	9,557	9,114
9	Berkshire Hathaway Inc	12,683	12,500	AA	France	8,523	8,487
10	Province of Quebec Canada	12,385	12,487	AA-	Luxembourg	7,768	7,361	Non-Government Investments (1)
11	Intact Financial Corp	11,759	11,366	A+	Italy	6,353	5,889
12	Province of New Brunswick Canada	11,418	11,766	A+	Spain	4,983	4,898	AAA	$—	$—
13	Province of Manitoba Canada	11,237	11,690	A+	Japan	3,748	3,700	AA	3,424	3,422
14	Government of Newfoundland and Labrador	11,187	11,577	A	Netherlands (The)	3,517	3,587	A	67,761	67,520
15	Alimentation Couche-Tard Inc	10,775	10,655	BBB+	Switzerland	3,429	3,706	BBB	170,646	171,818
16	Goldman Sachs Group Inc/The	10,774	10,754	A+	Emerging Markets (2)	14,261	14,506	Below Investment Grade	943	1,004
17	TC Energy Corp	10,568	11,283	BBB+	All Other	10,450	10,601	NA	750	750
18	Province of Nova Scotia Canada	10,085	10,511	AA-	Total	$269,605	$271,463	Total	$243,524	$244,513
19	Province of Saskatchewan Canad	9,868	9,867	AA
20	Brookfield Corp	9,684	9,607	A-
21	Oglethorpe Power Corp	9,671	10,390	BBB+
22	ConocoPhillips	9,572	10,725	A-
23	Sempra	9,530	10,334	BBB+
24	Tokyo Century Corp	8,914	8,982	BBB
25	NextEra Energy Inc	8,708	8,581	A-
	Total	$295,580	$301,826

	% of total fixed income portfolio	7.7%	7.6%

(1)
US$ denominated investments in issuers outside of the United States based on country of risk.
(2)
Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa.

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

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Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2020	2021	2022	2023	2024	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025

Recruits	400,345	349,374	359,735	361,925	445,425	110,710	96,563	142,655	95,497	100,867	80,924	101,156

Life-insurance licensed sales force, beginning of period	130,522	134,907	129,515	135,208	141,572	141,572	142,855	145,789	148,890	151,611	152,167	152,592
New life-licensed representatives	48,106	39,622	45,147	49,096	56,320	12,949	14,402	14,349	14,620	12,339	12,903	12,482
Non-renewal and terminated representatives	(43,721)	(45,014)	(39,454)	(42,732)	(46,281)	(11,666)	(11,468)	(11,248)	(11,899)	(11,783)	(12,478)	(12,874)
Life-insurance licensed sales force, end of period	134,907	129,515	135,208	141,572	151,611	142,855	145,789	148,890	151,611	152,167	152,592	152,200

Issued term life policies	352,868	323,855	291,918	358,860	370,396	86,587	100,768	93,377	89,664	86,415	89,850	79,379

Issued term life face amount	$109,436	$108,521	$103,822	$119,102	$122,233	$28,725	$33,155	$30,793	$29,560	$28,455	$30,292	$27,067

Term life face amount in-force, beginning of period	$808,262	$858,818	$903,404	$916,808	$944,609	$944,609	$947,101	$950,880	$957,811	$953,583	$956,981	$968,312
Issued term life face amount	109,436	108,521	103,822	119,102	122,233	28,725	33,155	30,793	29,560	28,455	30,292	27,067
Terminated term life face amount	(60,848)	(64,798)	(82,894)	(94,230)	(103,872)	(23,323)	(28,241)	(25,264)	(27,045)	(24,979)	(24,795)	(26,159)
Foreign currency impact, net	1,968	862	(7,524)	2,929	(9,387)	(2,911)	(1,134)	1,402	(6,744)	(77)	5,834	(2,196)
Term life face amount in force, end of period	$858,818	$903,404	$916,808	$944,609	$953,583	$947,101	$950,880	$957,811	$953,583	$956,981	$968,312	$967,024

Estimated annualized issued term life premium
Premium from new policies	$303.6	$297.2	$271.9	$302.4	$318.0	$73.1	$86.7	$80.2	$78.1	$74.4	$78.5	$69.8
Additions and increases in premium	68.9	77.0	76.7	74.3	74.7	18.1	19.9	18.8	17.9	18.5	20.2	19.0
Total estimated annualized issued term life premium	$372.5	$374.2	$348.5	$376.6	$392.7	$91.2	$106.5	$99.0	$96.0	$93.0	$98.7	$88.8

Investment & Savings product sales	$7,842.5	$11,703.2	$10,009.0	$9,211.7	$12,078.9	$2,770.4	$3,082.9	$2,905.1	$3,320.5	$3,559.3	$3,548.4	$3,711.9

Investment & Savings average client asset values	$69,709	$89,993	$87,193	$89,474	$105,742	$99,502	$102,993	$108,152	$112,323	$113,018	$113,975	$123,117

Closed U.S. Mortgage Volume (brokered)	$442.5	$1,229.2	$567.2	$293.4	$397.4	$71.4	$99.6	$105.4	$121.0	$93.5	$132.8	$143.4

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